UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026

NEXMETALS MINING CORP.

(Exact name of registrant as specified in its charter)

British Columbia, Canada

(State or other jurisdiction of incorporation)

001-42750	N/A
(Commission File Number)	(IRS Employer Identification No.)

1111 West Hastings Street, 15th Floor, Vancouver, British Columbia, Canada	V6E 2J3
(Address of principal executive offices)	(Zip Code)

1-866-794-6396

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	NEXM	Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2026, Premium Resources International Ltd. (“PRIL”), wholly-owned subsidiary of NexMetals Mining Corp. (the “Company”), entered into a Services & Consulting Agreement (the “Consulting Agreement”) with ANZAC Consulting Ltd. (“ANZAC”), an entity through which Boris Kamstra, who serves as Chief Operating Officer of PRIL, provides services to the Company. The Consulting Agreement replaces and supersedes the Services & Consulting Agreement, dated January 1, 2023, and amended July 1, 2025, between PRIL and ANZAC.

Under the Consulting Agreement, ANZAC provides the services of Mr. Kamstra who is responsible for providing site operational support and assistance in the advancement of study works.

PRIL will pay ANZAC an hourly consulting fee of US$230, payable monthly in arrears, and will reimburse certain approved expenses in accordance with PRIL’s policies. Because Mr. Kamstra is based in South Africa, PRIL will cover reasonable board and lodging in Botswana when Mr. Kamstra is required to work there, provide business class (or similar) air travel for flights over four hours, and obtain and maintain any required work permits. PRIL will also bear any Barbados withholding tax (including related interest, penalties and litigation costs) assessed in respect of payments to ANZAC.

The Consulting Agreement continues until terminated by either party. PRIL may terminate for failure by Mr. Kamstra to perform his obligations, in which case ANZAC is entitled to any accrued and unpaid consulting fees and reimbursable expenses up to the termination date. PRIL may also terminate the agreement at any time upon 90 days’ notice, with ANZAC entitled to all accrued and unpaid consulting fees and reimbursement of out-of-pocket expenses through the termination date. ANZAC may terminate the agreement upon 90 days’ written notice and is entitled to payment for services rendered up to the termination date. The agreement does not provide for any change-of-control, severance, or constructive dismissal benefits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXMETALS MINING CORP. (Registrant)

By:	/s/ Brett MacKay
Brett MacKay
Chief Financial Officer

Date: June 18, 2026